Exhibit 10.15

Confidential Settlement and License Agreement

This Confidential Settlement and License Agreement (“Agreement”) is effective as of December 3, 2015 (“Effective Date”) between Vringo, Inc, a corporation organized under the laws of Delaware having its principal place of business at 780 Third Avenue, 12th Floor, New York, New York 10017 for itself and on behalf of its Affiliates (individual and together “Vringo”) and ZTE Corporation, a corporation organized under the laws of China and having its principal place of business at ZTE Plaza, Keji Road South, Hi-Tech Industrial Park, Nanshan District, Shenzhen, P.R. China, for itself and on behalf of its Affiliates (individually and together “ZTE”).

Vringo and ZTE are each individually hereinafter also referred to as “Party” and, collectively, as the “Parties.” Capitalized terms shall have the meanings ascribed to them in Section 1 and elsewhere in this Agreement.

WHEREAS, Vringo and ZTE are engaged in multiple, worldwide litigations, administrative proceedings and regulatory proceedings including, but not limited to, those identified in Exhibit 1 regarding, among other issues, patent infringement, patent invalidity, breach of contract, competition law, and FRAND (the “Litigations”); and

WHEREAS, Vringo and ZTE believe it is in their best interests to amicably resolve the worldwide Litigations.

NOW, THEREFORE, in consideration of the foregoing, the covenants hereafter set forth, for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.0	DEFINITIONS

1.1           “Affiliate” means, with respect to a Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, such Person as of the Effective Date.

1.2           “Claims” shall mean, collectively, all losses, liabilities, damages, costs and expenses (including but not limited to attorneys’ fees, court costs and related costs) of any type or nature whatsoever, and all claims, demands, suits, actions, causes of action or other proceedings of any type or nature whatsoever relating thereto.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.3           “Control” means, with respect to a Person, (a) ownership or control of greater than fifty percent (50%) of the equity securities representing the right to vote for the election of directors or other managing authority of such Person, or (b) possession of the power, - directly or indirectly, to direct the policies or management that guide the ongoing activities of such Person, including specifically the ability to direct the management of such Person to comply with the terms of this Agreement.

1.4           “ZTE Licensed Product” means any Terminal Device or Infrastructure Equipment that is: (i) manufactured by or for ZTE and/or its Affiliates; or (ii) is offered for sale, leased, purchased, licensed, imported, exported, supplied, or otherwise provided by, for, or to ZTE and/or its Affiliates under a brand name or trademark of Z IE or one of its Affiliates.

1.5           “Terminal Device” means any wireless terminal and modem device (including module and external modern) designed to be compatible with the Licensed Standards, whether fixed, mobile, vehicular, portable, wearable, or hand-held, having RF transmit or RF receive capabilities, which device is designed in whole or in part for wireless voice or data communications, including without limitation handsets (including without limitation low/voice centric phones, smart phones, feature phones, enhanced phones, multimedia-centric phones, wireless-enabled desktop phones, personal digital assistants, multi-media terminals, data terminals, laptop or notebook computers, fixed wireless telephones, and mobile wireless telephones and wireless-enabled PDAs), datacard, mobile router, CPE,wireless modules, computers (including without limitation MIDs, UMPCs, desktops, net books, notebooks, tablets, and laptops), consumer electronic devices, smartwatch, Intelligent projector and knock-down units.

1.6           “Infrastructure Equipment” means any infrastructure equipment designed to be compatible with the Licensed Standards and related service and support equipment, including but not limited to base transceiver stations (including but not limited to access points, baseband units, remote radio units, BTSs, NodeBs, eNodeBs), precision clock synchronizers (including but not limited to GPS satellite receivers that are not intermediate products or consumer devices), transcoders, voice processing units, media gateways (including but not limited to VoIP gateways), base transcoders, base station controllers (including but not limited to 2G BSCs, 3G RNCs and CDMA2000-BSCs), IP gateways and routers (including but not limited to packet data gateways, home agents, packet data serving nodes, serving gateways, packet data network gateways (PGWs), access service network gateways, serving GPRS support nodes (SGSNs), gateway GRPRS support nodes (GGSNs), customer premises equipment compatible with the ATM Standard, femtocells, femtocell controllers, picocell, picocell controllers, generic network access (GAN) controllers, ATM switches, mobility management entities (MMEs), packet control units, mobile service switching centers, management centers (MSCS/MSCe) (including but not limited to element managers, network managers, operation and maintenance centers and wireless broadband managers), network management centers, location registers (including but not limited to home subscriber servers), equipment identity registers, authentication centers, internet service servers, peer-to-peer servers, charging gateways, policy controllers, other controllers (including but not limited to controllers with policy and charging enforcement functions, interrogating-call session control functions, serving-call session control functions, and proxy-call session control functions, and media gateway control functions), and application servers.

2

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.7           “Person” means any individual, corporation, partnership, limited liability company, company, firm, joint venture, association (including trust association), joint-stock company, trust, unincorporated organization, governmental authority, organization or other entity.

1.8           “Third Party” means any Person other than Vringo, ZTE and their respective Affiliates.

1.9           “Licensed Standards” means 2G Licensed Standards, 3G Licensed Standards, 4G Licensed Standards, and other standards currently or subsequently promulgated by standards setting organizations such as ETSI, 3GPP, 3GPP2, IEEE, ARIB, OMA, ITU-T, and IETF.

1.10         “2G Licensed Standards” means the following recognized standards officially promulgated by one or more standards-setting organizations: TIA/EIA 54/136, GSM, GPRS, EDGE, TIA/EIA95, PDC, PHS, iDen, DECT, and TETRA.

1.11         “3G Licensed Standards” means the following recognized standards officially promulgated by one or more standards-setting organizations: WCDMA (FDD and TDD) and TD-SCDMA including without limitation UMTS, HSDPA, HSUPA, HSPA and HSPA+ (including updates, revisions and evolutions of all these, provided the technical character of the standard in question is not fundamentally altered), CDMA2000 1XRTT, CDMA 2000 EV-DV, CDMA 2000 EV-DO Rev A, and CDMA2000 EV-DO, Rev B, (including updates, revisions and evolutions of all these, provided the technical character of the standard in question is not fundamentally altered), and WIMAX.

1.12         “4G Licensed Standards” means the following recognized standards officially promulgated by one or more standards-setting organizations: the OFDM and/or OFDMA-based standard resulting from the Long Term Evolution (LTE) project and the Long Term Evolution Advanced (LTE Advanced) project (both including SAE), each within the 3GPP beginning with Release 8 and any and all subsequent releases, and all improvements and revisions thereto.

1.13         “Change of Control” means, with respect to a Person: (a) a transaction or series of related transactions that results in the sale or other disposition of all or substantially all of such Person’s assets; or (b) a merger or consolidation in which such Person is not the surviving corporation or in which, if such Person is the surviving corporation, the shareholders of such Person immediately prior to the consummation of such merger or consolidation do not, immediately after consummation of such merger or consolidation, possess, directly or indirectly through one or more intermediaries, a majority of the voting power of all of the surviving entity’s outstanding stock and other securities and the power to elect a majority of the members of such Person’s board of directors; or (c) a transaction or series of related transactions (which may include a tender offer for such Person’s stock or the issuance, sale or exchange of stock of such Person) if the shareholders of such Person immediately prior to the initial such transaction do not, immediately after consummation of such transaction or any of such related transactions, own, directly or indirectly through one or more intermediaries, stock or other securities of the entity that possess a majority of the voting power of all of such Person’s outstanding stock and other securities and the power to elect a majority of the members of such Person’s board of directors. “Change of Control” includes any Change of Control that results from a bankruptcy proceeding involving a Person.

3

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.14         “Licensed Patents” means the patents currently owned by Vringo and any of its Affiliates (including all family members, applications pending, and later-filed applications claiming priority currently owned patents or pending applications), or acquired by Vringo or any of its Affiliates (including all family members, applications pending, and later-filed applications claiming priority currently owned patents or pending applications) that are declared essential to, believed by Vringo to be essential to, or found to be essential to any of the Licensed Standards, including but not limited to all patents and applications purchased from Nokia Corporation and listed in Exhibit 2.

1.15         “Unlicensed Patents” means any patent currently owned or acquired by Vringo and any of its Affiliates (including all family members, applications pending, and later-filed applications claiming priority to currently owned patents or pending applications) that is not a Licensed Patent.

2.0	CONFIDENTIALITY

2.1         The Parties agree to maintain as strictly confidential this Agreement and any proprietary information disclosed under, or as a result of or during the negotiation of, this Agreement or any amendment hereto, and shall only use such information for the purpose of performing under and/or enforcing this Agreement and for no other purpose, and may disclose it only to their officers, directors, or employees on a need-to-know basis, except that each Party or its Affiliates may disclose or use this Agreement or any such proprietary information as follows:

2.1.1           to the extent such information is public information, except as a result of the breach of this Section 2.1;

2.1.2           by publishing and distributing a Current or Periodic Report filed pursuant to the Securities Exchange Act of 1934 (which shall be subject to advance written consent by the other Party, which consent shall not be unreasonably withheld or delayed), which may only contain the fact of the execution of this Agreement and the Parties hereto but the Settlement Payment set forth in Section 4.1 shall not be disclosed (except as may be required pursuant to Section below);

2.1.3           in response to a subpoena or as is required by a court or an arbitral order or other legal process; provided, that the entity making such disclosure or use shall use best efforts to obtain appropriate confidentiality protections (e.g., having such disclosures covered by a protective order or other comparable protections) prior to making such disclosure or use and shall provide the other Party with written notice at least 14 days prior to the required disclosure;

4

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.1.4           with advanced written consent from ZTE (not to be unreasonably withheld or delayed), in confidence by Vringo to other parties to the extent required by audit;

2.1.5           to satisfy Shenzhen Stock Exchange, Hong Kong Stock Exchange, SEC, NASDAQ or other U.S. or foreign statutory, regulatory, taxation, or administrative requirements (which information shall be subject to advance review and comment by the other Party, which comment shall not be unreasonably withheld or delayed);

2.1.6           to any other government agency or body in the United States or in the People’s Republic of China (including but not limited to Hong Kong Special Administrative Region) specifically requiring such disclosure but in no event shall a Party precipitate a request for such disclosure from such government agency or body. The Party receiving such request must notify the other Party within fourteen (14) business days of receiving such request, to the extent permitted by law;

2.1.7           in a legal proceeding between the Parties or their Affiliates or if required to enforce rights under this Agreement (provided that the Parties shall request that the court enter a protective order covering such information and the other Party is provided written notice at least 14 days prior to such disclosure);

2.1.8           to a potential acquirer, in connection with a potential acquisition of all or any material part of any of the business of a Party, provided that the potential acquirer agrees in advance to maintain the confidentiality of the information with obligations no less restrictive than those contained in this Section;

2.1.9           to its accountants, bankers, attorneys, or other financial and legal advisors, subject to obligations of confidentiality no less restrictive than those contained in this Section and/or privilege;

2.1.10         to the extent otherwise required by law, provided, that the Party making such disclosure or use shall use best efforts to obtain appropriate confidentiality protections (e.g., having such disclosures covered by a protective order or other comparable protections) prior to making such disclosure or use and shall provide the other Party with written notice at least 14 days prior to the required disclosure; or

2.1.11         in the course of, any appeal filed by Vringo challenging any invalidity finding by the State Intellectual Property Office of the People’s Republic of China as to any of the Licensed Patents, either party may disclose that this Agreement prohibits ZTE from opposing such appeal or participating in any arguments supporting the invalidity of the Licensed Patents, except where expressly required to do so under applicable law.

5

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.0	RELEASE AND LICENSE

3.1           License. Upon receipt by Vringo of the Settlement Payment and expressly conditioned upon such receipt of the Settlement Payment, Vringo and its Affiliates grant to ZTE and its Affiliates a nonexclusive, non-transferable, worldwide perpetual license, without the right to sublicense, under the Licensed Patents to make, have made (subject to the limitations set forth in Section 3.1.1), use, offer to sell, sell, and import ZTE Licensed Products, in each case, during the Term of this Agreement.

3.1.1           The rights to “have made” ZTE Licensed Products pursuant to Section 3.1 above applies only to the extent that (a) such ZTE Licensed Products are under contract by a Third Party manufacturer for ZTE or its Affiliates and are supplied by such Third Party manufacturer solely to ZTE or its Affiliates (or directly to their customers on behalf of ZTE and its Affiliates) and to no other Person, and (b) such ZTE Licensed Products are not re-sold back to, or on behalf of, such Third Party manufacturer or its Affiliates.

3.1.2           No other license, immunity, release, interest, authorization, or other right under any intellectual property rights is granted or conveyed under or pursuant to this Agreement, other than those expressly mentioned in this Agreement, whether directly, by implication, by reason of estoppel, or otherwise. Without limiting the generality of the foregoing, (a) any license granted to ZTE and its Affiliates is personal and no license, immunity, release, interest, authorization, or other right to any Third Party under any of the Licensed Patents is granted under or pursuant to this Agreement, and (b) the Parties acknowledge and agree that ZTE is not providing Vringo with any compensation under this Agreement for any license that would benefit a Third Party and that Vringo does not hereby authorize any Third Party to practice any of the Licensed Patents. In the event that this Agreement is construed by a court or other competent tribunal to grant any rights or authorizations under the Licensed Patents to Third Parties, the Parties agree to negotiate in good faith and amend this Agreement to eliminate to the maximum extent possible any such grant of rights to a Third Party under the Licensed Patents.

6

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.2        Covenant by Vringo.

3.2.1           Upon receipt by Vringo of the Settlement Payment, Vringo, on behalf of itself and its predecessors, successors, assigns and Affiliates, and any and all companies which it Controls, each hereby covenant not to assert at any time, and agrees not to, at any time hereafter, either directly or indirectly, initiate, assign, maintain or prosecute, continue to pursue or in any way knowingly aid or assist in the initiation, maintenance or prosecution of, in any judicial, administrative or other proceeding in any country of the world, against ZTE and/or its Affiliates (and for ZTE and each ZTE Affiliate: (1) all subsidiaries, parents, predecessors, successors and assigns, and their past and present managers, members, agents, employees, servants, attorneys, officers, or directors; (2) customers of ZTE Licensed Products, but only as to the use, sale, import or offer for sale of ZTE Licensed Products and not as to any other product, component, equipment, software, or data and not as to customer’s use, sale, import, or offer for sale of ZTE Licensed Products in combination with other products, components, equipment, software, or data not supplied by ZTE to the extent such combination infringes the Licensed Patents through operation or functionality that exists, in whole or in part, outside of the ZTE Licensed Products; and (3) any entities covered by ZTE’s “have-made” rights in Section 3 above, including OEM and other manufacturers, parts manufacturers, suppliers, but only with respect to such activities that are covered by ZTE’s “have-made” rights in Section 3 above with regard to ZTE Licensed Products) the following claims: (a) any claim, demand or cause of action at law or otherwise, for infringement (including without limitation direct, contributory, and inducement) of the Licensed Patents based in whole or in part upon any ZTE Licensed Product; (b) any other claim, right, action or demand of action whatsoever in law or in equity, which was asserted or could have been asserted against ZTE or its Affiliates in the Litigations based on facts and occurrences prior to the Effective Date, except with respect to the rights and obligations of the Parties under this Agreement; or (c) any claim, demand or cause of action at law or otherwise, for infringement (including without limitation direct, contributory, and inducement) of any Licensed Patent. The foregoing notwithstanding, Vringo shall be entitled to continue any appeals or regulatory proceedings involving the validity of any of the Licensed Patents and ZTE shall not oppose such appeal or participate in any arguments supporting the invalidity of the Licensed Patents except where expressly required to do so under applicable law.

3.2.2           Upon receipt by Vringo of the Settlement Payment, Vringo and its Affiliates will not provide and shall cease providing assistance to any Third Party in any way with regard to any claim filed against ZTE or its Affiliates anywhere in the world. This non-assistance provision includes, but is not limited complaints before courts, administrative agencies, and or other authorities anywhere in the world. Notwithstanding the foregoing, Vringo and its Affiliates may comply with any court order or validly issued subpoena but will provide ZTE with at least fourteen (14) days written notice before providing any document or other information to a Third Party including, but not limited to, this Agreement and/or correspondence between ZTE and Vringo. Vringo and its Affiliates shall have no obligation to oppose any court order or validly issued subpoena, or to seek a protective order. If ZTE files a motion seeking a protective order from a court against the disclosure of such documents or other information to a Third Party, and provides notice to Vringo of such motion, Vringo shall refrain from disclosing the subject documents and information pending an order from the court.

7

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.3         Covenant by ZTE.

3.3.1           Upon receipt by Vringo of the Settlement Payment, ZTE, on behalf of itself and its predecessors, successors, assigns and Affiliates, and any and all companies which it Controls, each hereby covenant not to assert at any time, and agrees not to, at any time hereafter, either directly or indirectly, initiate, assign, maintain or prosecute, continue to pursue or in any way knowingly aid or assist in the initiation, maintenance or prosecution of any judicial, administrative or other proceeding in any country of the world, against Vringo and/or its Affiliates (and for Vringo and each Vringo Affiliate: all subsidiaries, parents, predecessors, successors and assigns, and their past and present managers, members, agents, employees, servants, attorneys, officers, directors) (a) any declaratory judgment or other action claiming invalidity or non-infringement of the Licensed Patents; (b) any action in any patent office challenging the validity of any of the Licensed Patents; (c) any action or file any complaint before any agency, commission, or regulatory body claiming anticompetitive conduct by Vringo with regard to the Licensed Patents or licensing or enforcement of any such patent; or (d) any other claim, right, action or demand of action whatsoever in law or in equity, which was asserted or could have been asserted against Vringo or its Affiliates in the Litigations based on facts and occurrences prior to the Effective Date, except with respect to the rights and obligations of the Parties under this Agreement. For actions pending prior to the Effective Date, see Consideration and Dismissal, Section 4 below.

3.3.2           [***]

3.4         Release by Vringo of ZTE. Upon receipt by Vringo of the Settlement Payment and expressly conditioned upon such receipt of the Settlement Payment, Vringo, on behalf of itself and its predecessors, successors and assigns, and any and all companies which it Controls, hereby releases and forever discharges ZTE and its Affiliates (and for ZTE and each ZTE Affiliate: (1) all subsidiaries, parents, predecessors, successors and assigns, and their past and present managers, members, agents, employees, servants, attorneys, officers, or directors; (2) customers of ZTE Licensed Products, but only as to the use, sale, import or offer for sale of ZTE Licensed Products and not as to any other product, component, equipment, software, or data and not as to customer’s use, sale, import, or offer for sale of ZTE Licensed Products in combination with other products, component, equipment, software, or data not supplied by ZTE to the extent such combination infringes the Licensed Patents through operation or functionality that exists, in whole or in part, outside of the ZTE Licensed Products; and (3) any entities covered by ZTE’s “have-made” rights in Section 3 above, including OEM and other manufacturers, parts manufacturers, suppliers, but only with respect to such activities that are covered by ZTE’s “have-made” rights in Section 3 above with regard to ZTE Licensed Products) from any and all Claims, demands, losses and causes of action of any kind whatsoever, at law or otherwise, whether known or unknown, suspected or unsuspected, discoverable or undiscoverable, or claimed or unclaimed, based in whole or in part upon the Licensed Patents or arising out of the facts, events or occurrences prior to the Effective Date underlying or giving rise to or otherwise related to the Litigations, in each case except with respect to the rights and obligations of the Parties under this Agreement.

8

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.5         Release by ZTE of Vringo. Upon receipt by Vringo of the Settlement Payment and expressly conditioned upon such receipt of the Settlement Payment, ZTE, on behalf of itself and its predecessors, successors and assigns, any and all companies which it Controls, and any entities covered by ZTE’s “have-made” rights in Section 3 above but only with respect to such activities that are covered by ZTE’s “have-made rights” in Section 3 above with regard to ZTE Licensed Products, hereby releases and forever discharges Vringo and its Affiliates (and for Vringo and each Vringo Affiliate: all subsidiaries, parents, predecessors, successors and assigns, and their past and present managers, members, agents, employees, servants, attorneys, officers, or directors) from any and all Claims, demands, losses and causes of action of any kind whatsoever, at law or otherwise, whether known or unknown, suspected or unsuspected, discoverable or undiscoverable, or claimed or unclaimed, based in whole or in part upon the Licensed Patents, or arising out of the facts, events or occurrences prior to the Effective Date underlying or giving rise to or otherwise related to the Litigations, in each case except with respect to the rights and obligations of the Parties under this Agreement.

3.6         [***]

3.7         The Parties to this Agreement, and each of them, acknowledge that (a) they may have sustained damage, loss, cost or expense that are presently unknown and unsuspected, and that such damage, loss, cost or expense as may have been sustained may give rise to additional damage, loss, cost or expense in the future; (b) this Agreement has been negotiated and agreed upon in light of this situation, and the releases under Sections 3.4 and 3.5 are intended to include a release of presently unknown and unsuspected claims; and (c) they expressly waive any and all rights which they may have, excluding the rights granted by this Agreement, under any federal, state or other statute or common law principle in the United States or statutes, laws or principles outside of the United States to the contrary.

3.8         Each Party acknowledges that there is a risk that subsequent to the execution of this Agreement they may discover additional wrongful acts of the other related to the Licensed Patents or the subject matter of the Litigations, or may discover, incur, suffer or sustain injury, loss, damage, costs, attorneys’ fees, expenses, or any of these, which are in some way caused by or connected with the Licensed Patents or the subject matter of the Litigations, or which are unknown and unanticipated as of the date hereof, or which are not presently capable of being ascertained; and, further, that there is a risk that such injury, loss, and damages as are known may become more serious than such Party now expects or anticipates. Nevertheless, each Party acknowledges that this Agreement has been negotiated and agreed upon in light of that realization, and intends its release to include unknown and unsuspected claims within the scope of the subject matter of the release.

4.0	CONSIDERATION AND DISMISSAL

4.1         Payment by ZTE. Within fifteen days following the Effective Date of this Agreement, or within fifteen days of the date of the last signature set out below, or within fifteen days after ZTE receives an invoice from Vringo, whichever is later, ZTE shall pay Vringo a sum of $21,500,000 US Dollars (the “Settlement Payment”).

4.1.1           The Settlement Payment made under this Agreement shall be made by wire transfer payable to Vringo, on its own behalf or on behalf of Affiliates entitled to such payments. All payments made under this Agreement are irrevocable, unconditional, and non-refundable, including without limitation, upon termination of this Agreement.

9

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.1.2           The Settlement Payment by ZTE to Vringo hereunder shall be in United States dollars in immediately available funds and shall be made by wire transfer to such bank account as designated by Vringo to ZTE.

4.1.3           The Settlement Payment by ZTE to Vringo hereunder shall be deemed to satisfy and meet the obligations of any and all monetary sanctions previously awarded to Vringo or subsequently awarded to Vringo in United States District Court for the Southern District of New York Case No. 1:14-cv-04988-LAK-FM or United States District Court for the Southern District of New York Case No. 1:154-cv-00986-LAK-FM. For the avoidance of doubt, ZTE shall not owe Vringo any further payment resulting from any and all such monetary sanctions previously awarded to Vringo or subsequently awarded to Vringo in addition to payments by ZTE to Vringo pursuant to this Agreement.

4.1.4           Taxes. ZTE shall be solely responsible for paying any withholding taxes, value-added taxes or other taxes, levies, fines or charges (collectively “Withholdings”) with respect to the Settlement Payment such that Vringo receives from ZTE the full amount set out above for the Settlement Payment. Each Party shall bear any other taxes due from itself according to its national tax law. Prior to the Settlement Payment called for in this Section 4.1, Vringo shall provide ZTE with (i) a completed IRS Form W9 and (ii) an invoice dated as of the payment date including, at a minimum, an invoice number, the due date, the amount of the payment, a description of the item invoiced (typically “Settlement Payment”), ZTE’s name and address as listed above, the name of the party to whom payment should be directed, and the mail and wiring instructions from Section above.

4.1.5           Litigation Settlement. The Parties represent and warrant that they have not agreed on a reasonable royalty or FRAND compensation for the Licensed Patents and have entered into this Agreement simply as a matter of expedience and compromise.

4.2         Dismissal. Within ten days following receipt by Vringo of the Settlement Payment, the Parties shall take all steps necessary to end all Litigations, including but not limited to those identified in Exhibit 1. The foregoing notwithstanding, Vringo shall be entitled to continue any appeals or regulatory proceedings involving the validity of any of the Licensed Patents and ZTE shall not oppose such appeal or participate in any arguments supporting the invalidity of the Licensed Patents except where expressly required to do so under applicable law. ZTE makes no admission of infringement or liability by the negotiation, execution, or performance of this Agreement. Vringo makes no admission of liability by the negotiation, execution, or performance of this Agreement.

10

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.3           Regulatory Investigations. Within ten days following receipt by Vringo of the Settlement Payment, ZTE and its Affiliates shall withdraw all complaints and other assertions or filings against Vringo or its Affiliates pending before any regulatory body including, but not limited to, the European Commission and China’s National Development and Reform Commission. The Parties shall not initiate an investigation or other inquiry by any regulatory or other governmental entity against the other Party based on the interaction, negotiation or behavior of the Parties leading to this Agreement or any conduct that is the subject of or related to the Litigations. The Parties shall not attempt to further an ongoing investigation or other inquiry by any regulatory or other governmental entity against the other Party. If any Party receives a request from a regulatory or other governmental entity that would require such Party under applicable law to provide such regulatory or other governmental entity information pertaining to the other Party relating to or that is based on the interaction, negotiation or behavior of the Parties leading to this Agreement or any conduct that is the subject of or related to the Litigations, the Party receiving such request must notify the other Party within fourteen (14) business days of receiving such request, to the extent permitted by law.

4.4           Non-Enforcement of Injunctions. Within ten days following receipt by Vringo of the Settlement Payment, the Parties also will jointly undertake whatever acts are necessary, and Vringo will not oppose, to lift and/or cease the enforcement of any injunctions or any customs enforcement measures against ZTE and its Affiliates in all countries in which Vringo has sought an injunction or customs enforcement against ZTE and its Affiliates, including but not limited to, Romania, Brazil, the Netherlands, and Germany.

4.5           Avoidance of Further Proceedings. Upon the Effective Date, ZTE and Vringo shall take all reasonably necessary steps to avoid further unnecessary proceedings in the Litigations between the Effective Date and dismissal of the Litigations, including but not limited to seeking a continuance of any pending hearings, including but not limited to the hearings currently scheduled to take place in courts in Romania, Germany, the United States, and the People’s Republic of China. This avoidance of further proceedings shall include submitting the letter attached hereto as Exhibit 3 to the United States District Court for the Southern District of New York in Case No. 1:14-cv-04988-LAK-FM and Case No. 1:154-cv-00986-LAK-FM notifying the Court that the Parties have reached a settlement. The foregoing notwithstanding, Vringo shall be entitled to continue any appeals or regulatory proceedings involving the validity of any of the Licensed Patents and ZTE shall not oppose such appeal or participate in any arguments supporting the invalidity of the Licensed Patents except where expressly required to do so under applicable law.

4.6           Mutual Release. Within ten (10) days following receipt by Vringo of the Settlement Payment, the Parties shall exchange whatever additional documents may be required to effectuate mutual cross-releases of all claims and counterclaims relating to all Litigations, wherein such cross-releases shall be effective as of the Effective Date of this Agreement.

4.7           Bonds and Court Deposits. Within ten (10) days following receipt by Vringo of the Settlement Payment, the Parties shall exchange whatever additional documents may be required to effectuate mutual cross-releases of all bonds and court payments relating to all Litigations, wherein such cross-releases shall be effective as of the Effective Date of this Agreement. In each case in Germany in which an appeal currently is pending, each party will, wherever possible, withdraw all claims and complaints by which such proceedings were initiated, including where there already have been judgments or decisions in those original proceedings.

11

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.8           No Party shall be responsible for the other Party’s costs, fees (including attorney fees), expenses, or fines associated with either bringing, prosecuting or ceasing the proceedings contemplated in this Section or any of the Litigations.

4.9           The Parties agree to work together to prepare any forms necessary to dismiss any pending actions between them.

4.10         The Parties shall take all reasonable steps to give effect to this Section. Time is of the essence.

5.0         TERM AND TERMINATION

5.1           Term. This Agreement shall not be binding on the Parties until it has been signed below by both Parties, at which time it shall be deemed effective as of its Effective Date.

6.0         ASSIGNABILITY

6.1           Neither Party may grant or assign any rights or delegate any duties under this Agreement to any Third Party without the prior written consent of the other, which shall not be unreasonably withheld, and any attempted assignment without such consent shall be null and void; provided, however, that a Party may, without such consent, assign this Agreement in its entirety, and its rights and obligations hereunder, to the successor in interest to the Party in connection with a Change of Control of the Party. The acquired Party shall give the other Party prompt written notice of any Change of Control of the Party. However, any rights assigned by a Party to an acquiring Third Party shall not extend beyond those possessed by the Party at the time of the acquisition and shall exclude the acquiring Third Party’s business at the time of the acquisition. For the avoidance of doubt, a sale or other transfer of one or more Licensed Patents and/or Unlicensed Patents to a Third-Party shall not constitute an assignment requiring written consent under this Section so long as such sale or transfer to a Third-Party is made subject to the rights and covenants contained herein. All license rights and covenants contained herein shall run with the Licensed Patents and/or Unlicensed Patents and shall be binding on any successors-in-interest or assigns thereof.

6.2           For the avoidance of doubt, in the event that ZTE or any ZTE Affiliate separates, disposes of, or otherwise ceases to control one or more of its businesses, product lines, or any of the ZTE Affiliates themselves (the “Separated Entity”), whether by way of a sale, assignment, stock purchase, merger, establishment of a joint venture, spin-off, or otherwise (a “Separation Event”), such a Separation Event shall not constitute an assignment of any rights that would require Vringo’s prior written consent, and neither ZTE nor any ZTE Affiliate shall lose or have its rights, licenses and covenants under this Agreement terminated or impaired as a result of such a Separation Event. Notwithstanding the foregoing, at all times following the occurrence of a Separation Event, any right, license, release or covenant shall be subject to the future limitation that such right, license, release or covenant for such Separated Entity shall extend only to a ZTE Licensed Product that (A) was first commercially sold by ZTE or its Affiliates prior to the occurrence of such Separation Event, or (B) is a customary line extension or natural evolution of a product described in the preceding clause (A), but in no event shall any such right, license, release, or covenant extend to a ZTE Licensed Product that is combined, merged, incorporated in or sold with a product, component or device of a Third Party.

12

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.0         AUTHORITY, WARRANTIES, AND INDEMNIFICATION

7.1           Each Party hereby represents and warrants to the other Party as follows: (a) that (i) it is a corporation duly organized and validly existing under the laws of its place of incorporation; (ii) it has full power and authority and has taken all corporate action necessary to enter into and perform this Agreement, (iii) no consent or approval of any other Person is required to authorize it to enter into this Agreement and to perform its other obligations hereunder; and (iv) the execution and performance by it of its obligations under the Agreement will not constitute a breach of, or conflict with, any other agreement or arrangement, whether written or oral, by which it is bound; and (b) it has the authority to act on behalf of its Affiliates to the extent that this Agreement recites undertakings, promises, covenants or obligations of such Affiliates.

7.2           Vringo, with and on behalf of itself and its Affiliates, agrees, acknowledges, represents, and warrants that: (a) it has all requisite legal right, power and authority to execute, deliver and perform this Agreement; (b) it owns the Licensed Patents; (c) no other Third Party owns any right to enforce or recover for infringement of the Licensed Patents by ZTE or any of ZTE’s Affiliates; (d) it has not granted and will not grant any licenses or other rights, under the Licensed Patents or otherwise, that would conflict with or prevent the licenses, covenants, releases and rights granted to ZTE and its Affiliates hereunder; (e) there are no liens, conveyances, mortgages, assignments, encumbrances, or other agreements that would prevent or impair the full and complete exercise of the terms of this Agreement; and (f) neither Vringo nor any Vringo Affiliate has assigned any patent or patent application or other enforcement rights under the Licensed Patents anywhere in the world that would prevent or impair the full and complete exercise of the terms of this Agreement.

7.3           Vringo and its Affiliates agree (a) to indemnify and hold ZTE and its Affiliates harmless from any claim brought by any Third Party who claims any interest in, or any right to recover from ZTE or its Affiliates under, any of the Licensed Patents; (b) not to grant or assign any ownership rights under the Licensed Patents unless such grants or assignments are made expressly subject to the rights granted in this Agreement; and (c) to cooperate with ZTE in defending against any claim brought by a Third Party claiming any interest in, or any right to recover under, any of the Licensed Patents.

13

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.4           Except as expressly stated in this Agreement, nothing in this Agreement, or any prior representation or agreement, shall be construed as: (a) an agreement to bring or prosecute actions against, or ensure the licensing of, any Third-Party infringers of the Licensed Patents; (b) conferring any license or other right under any patent or intellectual property right other than the Licensed Patents; (c) conferring any license or other right under any patent or intellectual property right from any party other than Vringo or its Affiliates; or (d) conferring, by implication, estoppel, or otherwise, any license or other right to use the Licensed Patents except under the licenses and rights specifically granted hereunder.

7.5           Disclaimer. OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED. EACH PARTY EXPRESSLY DISCLAIMS, ANY WARRANTIES OF VALIDITY, ENFORCEABILITY, SCOPE, PERFECTION, OR DOMINANCE OF THE LICENSED PATENTS. VRINGO MAKES NO REPRESENTATION THAT ACTIVITIES THAT CONSTITUTE THE USE AND PRACTICE OF THE LICENSED PATENTS WILL NOT DIRECTLY OR INDIRECTLY INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT OF ANY THIRD PARTY.

8.0	GOVERNING LAW, ENFORCEMENT COSTS

8.1           This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its choice of law or conflicts of law principles. Each of the Parties hereto (a) hereby submits itself to the exclusive jurisdiction of the federal court located in the Southern District of New York (or if jurisdiction in such federal court is not available, then in any New York state court having subject matter jurisdiction located in New York County), (b) agrees that venue will be proper as to proceedings brought in any such court with respect to such a dispute, (c) will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court, and (d) agrees to accept service of process at its address for notices pursuant to this Agreement in any such action or proceeding brought in any such court. Any party seeking to enforce this Agreement shall be entitled to recover all reasonable costs and expenses (including attorney’s fees) in successfully enforcing this Agreement.

9.0	WAIVER

9.1           No provision of this Agreement may be waived orally, but only by a written instrument signed by the Party against whom enforcement of such waiver is sought. Neither the failure of any Party to insist upon the performance of any of the terms or conditions of this Agreement or to exercise any right hereunder, nor any course of conduct, shall be construed as a waiver or relinquishment of the future performance of any such term or condition.

10.0	SEVERABILITY AND COUNTERPARTS

10.1         If any portion of this Agreement is found to be invalid, illegal or unenforceable for any reason, the remainder of the Agreement shall continue in force and, if needed, the Parties or an appropriate court or tribunal shall substitute suitable provisions having like economic effect and intent.

14

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.0	RELATIONSHIP

11.1         Nothing in this Agreement shall be construed to create a principal-agent relationship, partnership or joint venture between ZTE, on the one hand, and Vringo, on the other hand, or give rise to any fiduciary duty from one Party to the other Party.

12.0	NON-RELIANCE

12.1         Except as expressly set forth in this Agreement, Vringo makes no other representation or warranty, express or implied, including but not limited to representations or warranties with regard to (i) the validity, scope or essentiality of the Licensed Patents, or (ii) the ability of ZTE to use, manufacture, have manufactured or ZTE Products free of infringement of Third Party intellectual property rights, or which are merchantable or fit for any particular purpose. Vringo shall have no obligation to maintain or prosecute Licensed Patents.

12.2         The Parties declare that they have not relied and will not rely, in respect of this Agreement or the transactions contemplated pursuant to this Agreement, on any oral or written representation, agreement, statement of fact, warranty or information not contained within this Agreement. Other than as set forth in this Agreement, no promises or inducements for this Agreement have been made by either Party. In addition, in entering into this Agreement, ZTE declares that it is not relying and has not relied on any oral or written representation, statement of fact, warranty or information regarding any of the Licensed Patents, other than as expressly set forth in this Agreement.

13.0	AFFILIATE PERFORMANCE

13.1         Each Party’s Affiliate that exercises a right or performs an obligation under this Agreement shall be subject to and bound by the terms and conditions of this Agreement applicable to such Party to the same extent as if such Affiliate were an original signatory to this Agreement. Each Party shall ensure each such Affiliate’s compliance with all terms and conditions of this Agreement applicable to such Party, and shall be fully liable for any and all breaches by such Affiliate thereof.

14.0	EXPENSES

14.1         Subject to Section 14.2, the Parties to this Agreement shall pay their own fees and expenses, including court costs, legal fees and expert fees, incurred in the prosecution and defense of the Litigations, and incurred by any of them in the negotiation, preparation and execution of this Agreement. Each Party expressly waives any claim of fees, costs, expenses, and attorneys’ fees from or against the other Party or Parties.

15

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.2         Any payment or part-payment of legal fees, court costs and expert fees by one party to the other party prior to the Effective Date shall be final and each party waives any claim to further payment, reimbursement or repayment of such fees and costs, including under any existing court order or judgment. Each party shall be entitled to any reimbursement of court fees already paid, and responsible for any further payment, of court fees, in any proceedings which they have initiated. The other party shall provide reasonable co-operation in seeking to maximize the amount of such reimbursement and minimize the amount of any further payment.

15.0	NO THIRD-PARTY BENEFICIARIES

15.1         This Agreement is solely for the benefit of the Parties hereto, and no other Person shall be entitled to rely on this Agreement or to anticipate the benefits of this Agreement or otherwise assert or be entitled to any rights or licenses as a Third-Party beneficiary hereof.

16.0	REGISTRATION

16.1         To the extent applicable and in accordance with the requirements of the Regulations on the Administration of Technology Import and Export of the People’s Republic of China (PRC) and any other applicable PRC laws, ZTE shall submit relevant application documents as soon as commercially practicable following the Effective Date for the purpose of registration of this Agreement. To the extent applicable, Vringo shall provide reasonable assistance to ZTE in connection with the registration of this Agreement. ZTE shall obtain from the Registration Authority the “Technology Import Contract Registration Certificate” for this Agreement promptly following issuance thereof by the Registration Authority. ZTE shall maintain the original of such certificate and shall deliver a copy thereof to Vringo promptly following ZTE’s receipt thereof. To the extent applicable, ZTE shall also be responsible for registering this Agreement before the state or local intellectual property office of PRC in compliance with the relevant rules and regulations and Vringo shall provide reasonable assistance to ZTE in connection with the registration of this Agreement. ZTE shall obtain and maintain the original Notification of Qualified Registration from the intellectual property office and shall deliver a copy thereof to Vringo promptly following ZTE’s receipt thereof.

17.0	GOVERNING LANGUAGE

17.1         The official language of this Agreement shall be English. Any Chinese version of this Agreement shall be only for convenience and filing with the appropriate government agency, if required, and not for interpretation of this Agreement or any other purpose.

16

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

18.0	COUNTERPARTS; AMENDMENTS; ENTIRE AGREEMENT, ETC.

18.1         This Agreement and any amendments hereto may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be changed, modified, amended or supplemented only by written instrument signed by both Parties hereto. The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof. As used herein, except as the context otherwise indicates, the singular shall include the plural and vice versa and words of any gender shall include any other gender. The conjunction “or” shall be understood in its inclusive sense (and/or). This Agreement is solely for the benefit of the Parties hereto, and no other Person (other than the Parties hereto) shall be entitled to rely on this Agreement or to anticipate the benefits of this Agreement or otherwise assert or be entitled to any rights as a Third Party beneficiary hereof. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” This Agreement constitutes the entire agreement and understanding of the Parties with respect to its subject matter and supersedes all oral communications and prior writings with respect thereto. For purposes of this Agreement, signatures sent by facsimile or PDF shall also constitute originals.

19.0	NOTICES

19.1         All notices required or permitted to be given hereunder shall be in writing and shall be deemed delivered (i) upon receipt if delivered by hand, or (ii) ten (10) business days after being sent by registered or certified U.S. airmail, return receipt required, postage prepaid, or (iii) upon transmittal when transmitted by confirmed telecopy (provided that such notice is followed by notice pursuant to any of (i) or (ii) above). All notices shall be addressed as follows:

17

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

For ZTE:	For Vringo:
Yi Hu Head of IPR Litigation 5/F, A Building, ZTE Corporation Hi-tech Road South, Hi-tech Industrial Park Nanshan District, Shenzhen, P.R.China, 518057	David L. Cohen Chief Legal & IP Officer 780 Third Avenue, 12th Floor New York, NY 10017
with a copy to:	with a copy to:
Jay H. Reiziss McDermott Will & Emery 500 North Capitol Street, N.W. Washington, DC 20001	Mark McCarty Alston & Bird LLP One Atlantic Center 1201 West Peachtree Street Atlanta, GA 30309

18

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties to be effective as of the Effective Date.

ZTE Corporation		Vringo, Inc.

By:	/s/ Shen Nan	By:	/s/ David Cohen

Name: Shen Nan		Name: David Cohen
Title: Chief IP Counsel		Chief Legal and IP Officer

Dated:	12/7/2015	Dated:	12/7/2015

19

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 1

Litigations, administrative proceedings, and regulatory proceedings

UK	• High Court of Justice, Chancery Division, Case No. HC 2012-000076 High Court of Justice, Chancery Division, Case No. HC 2012-000022
Spain	• Madrid Comm’l Ct. No. 11, Pre-Litigation Discovery 276/2013 • Madrid Comm’l Ct. No. 10, Ordinary Proceedings 670/2014 • Barcelona Comm’I Ct. No. 4, Preliminary Injunction 413/2015 (Sec. X)
Germany

•     Landgericht Mannheim, Docket No 2 0 41/13

•     Oberlandesgericht Karlsruhe, Docket No. 6 U 162/13

•     Bundespatentgericht Miinchen, Docket No. 6 Ni 53/14 (1 Ni 59/13)

•     Landgericht Mannheim, Docket No. 7 0 28/14

•     Oberlandesgericht Karlsruhe, Docket No. 6 U 6/15

•     Landgericht DUsseldorf, Docket No. 4a 0 87/13

•     Oberlandesgericht Dusseldorf, Docket No. I-15 U 16/15

•     Landgericht DUsseldorf, Docket No. 4a 0 88/13

•     Oberlandesgericht Dfisseldorf, Docket No. 1-15 U 17/15

•     Bundespatentgericht Miinchen, Docket No. 6 Ni 65/14

•     Landgericht Mannheim, Docket No. 2 0 275/12

•     Bundespatentgericht in Munchen, Docket No. 6 Ni 4 6/14 (1 Ni 52/13)

•     Bundesgerichtshof, Docket No. X ZR 82/15

•     Landgericht Diisseldoif, Docket No. 4a 0 9/14

•     Oberlandesgericht Dusseldorf, Docket No. 1-15 U 20/15

•     Landgericht Dusseldorf, Docket No. 4a 0 10/14

•     Oberlandesgericht Dusseldorf, Docket No. 1-15 U 21/15

•     Bundespatentgericht MUnchen, Docket No. 2 Ni 13/14

•     Landgericht DUsseldorf, Docket No. 4b 0 140/14

•     Landgericht Diisseldorf, Docket No. 4b 0 141/14

•     Landgericht DUsseldorf, Docket No. 4b 0 142/14

•     Landgericht Diisseldorf, Docket No. 4b 0 143/14

•     Bundespatentgericht MUnchen, Docket No. 5 Ni 24/15

•     Bundespatentgericht MUnchen, Docket No. 6 Ni 11/15

•     Bundespatentgericht Miinchen, Docket No. 6 Ni 12/15

•     Amtsgericht Mannheim - Docket no. 651 M 1136/15

•     Amtsericht Diisseldorf - Docket no. 668 M 1569/15 (671 M 1569/15)

20

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Romania

•       Bucharest Tribunal, 3d Civil Division, Docket No. 21321/3/2014

•       Docket no. 21326/3/2014 (Bucharest Tribunal, 4th Civil Division)

•       Docket no. 5982/2/2014 (Bucharest Court of Appeals, 4th Civil Division)

•       Docket no. 21326/3/2014 (Bucharest Court of Appeals, 4th Civil Division)

•       Docket no. 20647/299/2015 (Bucharest 1st District Court)

•       Docket no. 20700/299/2015 (Bucharest 1st District Court)

•       Docket no. 39268/3/2015 (Bucharest Tribunal, 5th Civil Division)

•       Docket no. 1318/2/2015 (Bucharest Court of Appeals, 4th Civil Division)

•       Docket no. 6341/303/2015 (Bucharest 6th District Court)

•       Docket no. 6435/303/2015 (Bucharest 6th District Court)

•       Docket no. 8986/3/2015 (Bucharest Tribunal, 5th Civil Division)

•       Docket no. 1691/2/2015 (Bucharest Court of Appeals, 4th Civil Division)

•       Docket no. 11790/3/2015 (Bucharest Tribunal, 3rd Civil Division)

•       Docket no. 8623/215/2015 (Craiova District Court)

•       Docket no. 11790/3/2015 (Bucharest Court of Appeals, 4th Civil Division)

•       Docket no. 1241/192/2015 (Bolintin Vale District Court)

•       Docket no. 85470/299/2015 (Bucharest 1st District Court)

•       Docket no. 29437/3/2015 (Bucharest Tribunal, 5th Civil Division)

•       Docket no. 29437/3/2015 (Bucharest Court of Appeals, 4th Civil Division)

•       Docket no. 30671/3/2015 (Bucharest Tribunal, 4th Civil Division)

•       Docket no. 92068/299/2015 (Bucharest 1st District Court)

•       Docket no. 101365/299/2015 (Bucharest 1st District Court)

•       Docket no. 37379/4/2015 (Bucharest 4th District Court)

•       Customs detention (request filed by Vringo with the Romanian General Customs Directorate)

France	• Tribunal de Grande Instance, Docket No. 13/06691
Brazil

•       Process n. 0126070-69.2014.8.19.0001

•       Docket no. 0022777-86.2014.8.19.0000

•       Docket no. 0039752-86.2014.8.19.0000

•       Docket no. 0053106-81.2014.8.19.0000

•       Docket no. 0056531-19.2014.8.19.0000

•       Docket no. 0137968-15.2014.4.02.5101

•       Docket no. 0063858-15.2014.8.19.0000

•       Docket no. 0063858-15.2014.8.19.0000

•       Docket no. 0000068-23.2015.8.19.0000

•       Docket no. 0004827-37.2015.4.02.0000

•       Docket no. 0031184-47.2015.8.19.0000

•       Docket no. 0037510-53.2015.4.02.5101

•       Docket no. 0005336-65.2015.4.02.0000

21

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Malaysia	• 22IP-30-06/2014, Malaysian Patent No MY-142706-A
India	• CS(OS)2168/2013 • CS(OS)314/2014 • CS (OS) 2168/2013 including CCP 21/2014, • CS (OS) 314/2014 including CCP 116/2014.
Australia	• Federal Court Proceeding No. NSD1010/2013
Europe	• European Commission, Case AT.40202 • European Patent Office, Opposition to EP 1,842,386, filed 14 May 2015
Netherlands

•      Customs detention (request filed at the Dutch customs authorities)

•      Court of Appeals, The Hague, Preliminary Relief Proceedings

•      District Court, The Hague, Nullification Proceedings for EP (NL) 1,186,119

•      District Court, Rotterdam, Liability Proceedings for the detention of ZTE’s LTE equipment

•      District Court, The Hague, Proceedings for Injunctive Relief

•      District Court, The Hague, Proceedings for destruction of the seized UMTS equipment for alleged infringement of EP 1,186,119

•     District Court, The Hague, Proceedings on the merits for alleged infringement of EP 1,186,119

United States

•     United States District Court for the Southern District of New York Case No. 1:14-cv-04988-LAK-FM

•     United States District Court for the Southern District of New York Case No. 1:15-cv-00986-LAK-FM

•      PTAB, IPR2015-00701

•      PTAB, IPR2015-00703

•      PTAB, IPR2015-00704

•      PTAB, IPR2015-00705

•      PTAB, IPR2015-00706

China

•      Shenzhen Intermediate People’s Court, (2014) No.00167

•      National Development and Reform Commission Investigation.

•      SIPO Reexamination Request, 4W101903

•      SIPO Reexamination Request, 4W101901

•      SIPO Reexamination Request, 4W101909

•      SIPO Reexamination Request, 4W102667

•      SIPO Reexamination Request, 4W102665

•      SIPO Reexamination Request, 4W103002

22

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

•       SIPO Reexamination Request, 4W102942

•       SIPO Reexamination Request, 4W102943

•       SIPO Reexamination Request, 4W103035

•       SIPO Reexamination Request, 4W103063

•       SIPO Reexamination Request, 4W103048

•       SIPO Reexamination Request, 4W103087

•       SIPO Reexamination Request, 4W103061

•       SIPO Reexamination Request, 4W103060

•       SIPO Reexamination Request, 4W103047

•       SIPO Reexamination Request, 4W103058

•       SIPO Reexamination Request, 4W103056

•       SIPO Reexamination Request, 4W103084

•       SIPO Reexamination Request, 4W103083

•       SIPO Reexamination Request, 4W103059

•       SIPO Reexamination Request, 4W103062

•       SIPO Reexamination Request, 4W103082

•       SIPO Reexamination Request, 4W103052

•       SIPO Reexamination Request, 4W103081

•       SIPO Reexamination Request, 4W103051

•       SIPO Reexamination Request, 4W103053

•       SIPO Reexamination Request, 4W103055

•       SIPO Reexamination Request, 4W103089

•       SIPO Reexamination Request, 4W103088

•       SIPO Reexamination Request, 4W103019

•       SIPO Reexamination Request, 4W103142

•       SIPO Reexamination Request, 4W102681

•       SIPO Reexamination Request, 4W102687

•       SIPO Reexamination Request, 4W103460

•       SIPO Reexamination Request, 4W103578

•       SIPO Reexamination Request, 4W103623

•       SIPO Reexamination Request, 4W103788

•       SIPO Reexamination Request, 4W103785

•       SIPO Reexamination Request, 4W103790

•       SIPO Reexamination Request, 4W103791

23

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 2

Licensed Patents

(as represented by Vringo on November 2, 2015)

Country	Number	Filing Date	Title
CA	CA2276374	26-10-98	Method Of Exiting Collect Information Phase In Intelligent Network
CN	CN 1121795C	26-10-98	Method Of Exiting Collect Information Phase In Intelligent Network
DE	DE69828151.9	26-10-98	Method Of Exiting Collect Information Phase In Intelligent Network
EP	EP956714	26-10-98	Method Of Exiting Collect Information Phase In Intelligent Network
ES	ES2232966	26-10-98	Method Of Exiting Collect Information Phase In Intelligent Network
F1	FI105981	30-10-97	Method Of Exiting Collect Information Phase In Intelligent Network
FR	FR956714	26-10-98	Method Of Exiting Collect Information Phase In Intelligent Network
GB	GB956714	26-10-98	Method Of Exiting Collect Information Phase In Intelligent Network
IT	IT956714	26-10-98	Method Of Exiting Collect Information Phase In Intelligent Network
JP	JP4317271	26-10-98	Method Of Exiting Collect Information Phase In Intelligent Network
US	US6393121	29-06-99	Method Of Exiting Collect Information Phase In Intelligent Network
EP	EP1142236	23-12-99	A Data Transmission Method And A Network Element
US	US7792092	4-10-01	Data Transmission Method And A Network Element
BR	BR9917334	31-05-99	Processo De Transmissão Para A Transmissão De Dados Em Uma Rede De Telecomunicação, Rede De Telecomunicação, E, Elemento De Rede Em Uma Rede De Telecomunicação
CA	CA2374847	31-05-99	Transmission And Interconnection Method
CN	CN1144487C	31-05-99	Communication Network And Method For Data Transmission In Communication Network
JP	JP3782348	31-05-99	Transmission And Interconnection Method
KR	KR700080	31-05-99	Transmission And Interconnection Method
US	US7072358	28-11-01	Transmission And Interconnection Method
BR	BR0013975	13-09-00	Relocation In A Communication System

24

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Country	Number	Filing Date	Title
CA	CA2384290	13-09-00	Relocation In A Communication System
CN	CN1373979	13-09-00	Relocation In Communication System
DE	DE60044939.4	13-09-00	Relocation of RRC Protocol In SRNS Relocation
EP	EP1212919	13-09-00	Relocation In A Communication System
ES	ES2348709	13-09-00	Relocation In A Communication System
GB	GB1212919	13-09-00	Relocation of RRC Protocol In SRNS Relocation
JP	JP3602501	13-09-00	Relocation In A Communication System
KR	KR531144	13-09-00	Relocation In A Communication System
US	US7242933	5-06-02	Relocation In A Communication System
AU	AU773182	11-10-99	Synchronization Method And Apparatus
BE	BE1221212	11-10-99	Synchronization of Protocol Remapping
CA	CA2385914	11-10-99	Synchronization Method And Apparatus
CH	CH1221212	11-10-99	Verfahren Und Vorrichtung Zur Synchronisierung In Einem Kommunikationsystem
CN	CN1172462C	11-10-99	Synchronization Method And Apparatus
DE	DE69923611.8	11-10-99	Synchronization Method And Apparatus
EP	EP1221212	11-10-99	Method And Apparatus For Synchronization Of A Communication System
ES	ES2235526	11-10-99	Synchronization Method And Apparatus
FR	FR1221212	11-10-99	Synchronization of Protocol Remapping
GB	GB1221212	11-10-99	Synchronization of Protocol Remapping
IT	IT1221212	11-10-99	Synchronization of Protocol Remapping
JP	JP3694266	11-10-99	Synchronization Method And Apparatus
KR	KR621232	11-10-99	Synchronization Method And Apparatus
NL	NL1221212	11-10-99	Synchronization of Protocol Remapping
SE	SE1221212	11-10-99	Synchronization of Protocol Remapping
JP	JP4357835	4-01-02	Routing Of Call Made To Subscriber
JP	JP4929248	6-08-08	Routing Of Call Given To Subscriber
US	US7043246	4-01-02	Routing Of Call Made To Subscriber
CN	CN1232082C	9-03-00	Generic Label Encapsulation Protocol
US	US6331978	9-03-99	Generic Label Encapsulation Protocol For Carrying Label Switched Packets Over Serial Links
MX	MX270588	11-09-06	Method, Apparatus And Computer Program Product Providing Quality Of Service Support In A Wireless Communications System
CN	CN1981278	10-03-05	Method, Apparatus And Computer Program Product Providing Quality Of Service Support In A Wireless Communications System
EP	EP1776644	10-03-05	Method, Apparatus And Computer Program Product Providing Quality Of Service Support In A Wireless Communications System

25

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Country	Number	Filing Date	Title
IN	EN243980	15-09-06	Mobile Station Operable With Radio Access Network And A Packet Data Serving Node And Method For Operating Such Mobile Station
JP	JP4672002	10-03-05	Method, Apparatus And Computer Program Product Providing Quality Of Service Support In A Wireless Communications System
US	US7558283	2-03-05	Method, Apparatus And Computer Program Product Providing Quality Of Service Support In A Wireless Communications System
ZA	ZA200608432	10-03-05	Method, Apparatus And Computer Program Product Providing Quality Of Service Support In A Wireless Communications System
US	US6408063	23-06-05	Method And Arrangement For Complementing A Telephone Connection With Additional Information
CN	CN1139293	7-04-00	Rotating Synchronization Channel (SCH) Transmission
DE	DE60039231.7	7-04-00	Rotating SCH Transmission
EP	EP1166589	7-04-00	Rotating Synchronization Channel (Sch) Transmission
FR	FR1166589	7-04-00	Rotating SCH Transmission
GB	GB1166589	7-04-00	Rotating SCH Transmission
IT	IT1166589	7-04-00	Rotating SCH Transmission
NL	NL1166589	7-04-00	Rotating SCH Transmission
US	US6973060	3-01-00	Rotating Synchronization Channel (Sch) Transmission
AT	AT313233	18-10-01	Positioning A Subscriber Terminal In A Packet-Switched Mobile Telephony Network Using Both Packet-Switched And Circuit-Switched Messages
BE	BE1330933	18-10-01	Association of TLLI And SCCP Connection To Enable Fast Deployment Of LCS In
BR	PI0114863-0	18-10-01	Positioning A Subscriber Terminal In A Packet-Switched Mobile Telephony Network Using Both Packet-Switched And Circuit-Switched Messages
CA	CA2426082	18-10-01	Positioning A Subscriber Terminal In A Packet-Switched Mobile Telephony Network Using Both Packet-Switched And Circuit-Switched Messages
CH	CH1330933	18-10-01	Association of TLLI And SCCP Connection To Enable Fast Deployment Of LCS In
CN	CN1227943	18-10-01	Positioning A Subscriber Terminal In A Packet-Switched Mobile Telephony Network Using Both Packet-Switched And Circuit-Switched Messages

26

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Country	Number	Filing Date	Title
DE	DE60115947.0	18-10-01	Positioning A Subscriber Terminal In A Packet-Switched Mobile Telephony Network Using Both Packet-Switched And Circuit-Switched Messages
EP	EP1330933	18-10-01	Positioning A Subscriber Terminal In A Packet-Switched Mobile Telephony Network Using Both Packet-Switched And Circuit-Switched Messages
ES	ES2252306	18-10-01	Positioning A Subscriber Terminal In A Packet- Switched Mobile Telephony Network Using Both Packet-Switched And Circuit-Switched Messages
Fl	FI111044	24-10-00	Positioning A Subscriber Terminal In A Packet-Switched Mobile Telephony Network Using Both Packet-Switched And Circuit-Switched Messages
FR	FR1330933	18-10-01	Association of TLLI And SCCP Connection To Enable Fast Deployment Of LCS In
GB	GB1330933	18-10-01	Association of TLLI And SCCP Connection To Enable Fast Deployment Of LCS In
IT	IT1330933	18-10-01	Association of TLLI And SCCP Connection To Enable Fast Deployment Of LCS In
JP	JP4638470	5-09-07	Positioning A Subscriber Terminal In A Packet-Switched Mobile Telephony Network Using Both Packet-Switched And Circuit-Switched Messages
KR	KR509575	22-04-03	Positioning A Subscriber Terminal In A Packet-Switched Mobile Telephony Network Using Both Packet-Switched And Circuit-Switched Messages
NL	NL1330933	18-10-01	Association of TLLI And SCCP Connection To Enable Fast Deployment Of LCS In
SE	SE1330933	18-10-01	Association of TLLI And SCCP Connection To Enable Fast Deployment Of LCS In
SG	SG95367	18-10-01	Positioning A Subscriber Terminal In A Packet-Switched Mobile Telephony Network Using Both Packet-Switched And Circuit-Switched Messages
US	US7126940	23-10-01	Positioning A Subscriber Terminal In A Packet-Switched Mobile Telephone Network
ZA	ZA200303108	18-10-01	Positioning A Subscriber Terminal In A Packet-Switched Mobile Telephony Network Using Both Packet-Switched And Circuit-Switched Messages
DE	DE69331152.5	24-09-93	Soft Handoff In A Cellular Telecommunications System
EP	EP720805	24-09-93	Soft Handoff In A Cellular Telecommunications System
US	US5722074	14-06-96	Soft Handoff In A Cellular Telecommunications System

27

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Country	Number	Filing Date	Title
CN	CN1099206	6-03-96	Facsimile Transmission In A Mobile Communication System
EP	EP0759247	6-03-96	Facsimile Transmission In A Mobile Communication System
US	US5805301	5-11-96	Facsimile Transmission In A Mobile Communication System
BE	BE1186119	6-07-00	Method For Transmitting A Sequence Of Symbols
CH	CH1186119	6-07-00	Method For Transmitting A Sequence Of Symbols
CN	CN101969326	28-10-10	Method For Transmitting A Sequence of Symbols, Device And Network Element
DE	DE60010882.1	6-07-00	Method For Transmitting A Sequence Of Symbols
EP	EP1186119	6-07-00	Method For Transmitting A Sequence Of Symbols
ES	ES2220484	6-07-00	Method For Transmitting A Sequence Of Symbols
FI	H111438	9-07-99	Method For Transmitting A Sequence Of Symbols
FR	FR1186119	6-07-00	Method For Transmitting A Sequence Of Symbols
GB	GB1186119	6-07-00	Method For Transmitting A Sequence Of Symbols
IT	IT1186119	6-07-00	Method For Transmitting A Sequence Of Symbols
JP	JP3977640	6-07-00	Method For Transmitting A Sequence Of Symbols
KR	KR449817	6-07-00	Method For Transmitting A Sequence Of Symbols
NL	NLI186119	6-07-00	Method For Transmitting A Sequence Of Symbols
SE	SE1186119	6-07-00	Method For Transmitting A Sequence Of Symbols
US	US7724720	17-07-06	Method For Transmitting A Sequence Of Symbols
US	US6901046	26-12-01	Method And Apparatus For Scheduling And Modulation And Coding Selection For Supporting Quality Of Service In Transmissions On Forward Shared Radio Channels
US	US7561509	26-07-04	Method And Apparatus For Scheduling And Modulation And Coding Selection For Supporting Quality Of Service In Transmissions On Forward Shared Radio Channels
US	US8774102	21-02-08	Method And Apparatus For Scheduling And Modulation And Coding Selection For Supporting Quality Of Service In Transmissions On Forward Shared Radio Channels
US	US8929316	14-09-12	Identifiers In A Communication System
US	US6665309	28-06-02	Apparatus, And Associated Method, For Generating Assignment Information Used Pursuant To Channel Allocation In A Radio Communication System
US	US7050406	12-12-03	Apparatus, And Associated Method, For Generating Assignment Information Used Pursuant To Channel Allocation In A Radio Communication System

28

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Country	Number	Filing Date	Title
AU	AU696034	13-01-95	Method And System For Controlling Statistically Multiplexed ATM Bus
CA	CA2181333	13-01-95	Method And System For Controlling Statistically Multiplexed ATM Bus
DE	DE69528819.9	13-01-95	Method And System For Controlling Statistically Multiplexed ATM Bus
EP	EP740875	13-01-95	Method And System For Controlling Statistically Multiplexed ATM Bus
ES	ES2186710	13-01-95	Method And System For Controlling Statistically Multiplexed ATM Bus
FI	FI94816	17-01-94	Method And System For Controlling Statistically Multiplexed Atm Bus
FR	FR740875	13-01-95	Method And System For Controlling Statistically Multiplexed ATM Bus
GB	GB740875	13-01-95	Method And System For Controlling Statistically Multiplexed ATM Bus
IT	IT740875	13-01-95	Method And System For Controlling Statistically Multiplexed ATM Bus
JP	JP2927553	13-01-95	Method And System For Controlling Statistically Multiplexed ATM Bus
NZ	NZ278086	13-01-95	Controlling Multiplexed ATM Bus
US	US5841774	16-07-96	Method And System For Controlling Statistically Multiplexed ATM Bus
AT	AT367027	16-12-04	Indicating Initial Floor State In SDP
AU	AU200430994 6	16-12-04	Method And Device For Push-To-Talk Service
CH	CH1700419	16-12-04	Indicating Initial Floor State In SDP
CN	CN100495973	16-12-04 .	Method And Device For Push-To-Talk Service
CN	CN101505455	16-12-04	Method And Device For Push-To-Talk Service
DE	DE602004007552.3	16-12-04	Method And Device For Push-To-Talk Service
EP	EP1700419	16-12-04	Method And Device For Push-To-Talk Service
ES	ES2289586	16-12-04	Method And Device For Push-To-Talk Service
I-R	FR1700419	16-12-04	Indicating Initial Floor State In SDP
GB	GB1700419	16-12-04	Indicating Initial Floor State In SDP
HU	HU1700419	16-12-04	Indicating Initial Floor State In SDP
IN	IN3722/DELN P/2006	28-06-06	Method And Device For Push-To-Talk Service
IT	IT1700419	16-12-04	Indicating Initial Floor State In SDP

29

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Country	Number	Filing Date	Title
JP	JP4078381	16-12-04	Method And Device For Push-To-Talk Service
KR	ICR10- 0761805	16-12-04	Method And Device For Push-To-Talk Service
NL	NL1700419	16-12-04	Indicating Initial Floor State In SDP
RO	R01700419	16-12-04	Indicating Initial Floor State In SDP
SE	SE1700419	16-12-04	Indicating Initial Floor State In SDP
US	US7920499	26-03-04	Activation Of Services In A Communication System
BE	BE1719352	18-02-05	Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node
CZ	CZ1719352	18-02-05	Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node
DE	DE602005041 106.2	18-02-05	Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node
EA	EA010335	18-02-05	Method For Performing Packet Switched Handover In A Mobile Communication System
EP	EP1719352	18-02-05	Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node
EP	EP2574105	18-02-05	Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node
EP	EP2574107	18-02-05	Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node
EP	EP2574106	18-02-05	Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node
ES	ES2442892	18-02-05	Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node
FR	FR1719352	18-02-05	Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node

30

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Country	Number	Filing Date	Title
GB	GB1719352	18-02-05	Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node
GR	GR1719352	18-02-05	Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node
HK	HK1183761		Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node
HK	HK1183760		Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node
IT	IT1719352	18-02-05	Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node
NL	NL1719352	18-02-05	Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node
PL	PL1719352	18-02-05	Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node
RO	R01719352	18-02-05	Packet Switched Handover In A Mobile Communication System, During Which A Mobile Node Receives Packets From A Source Node And A Target Node
RU	EA10335	18-02-05	Method For Performing Packet Switched Handover In A Mobile Communication System
US	US7333793	5-04-04	Method For Performing Packet Switched Handover In A Mobile Communication System
US	US8804654	14-09-07	Method For Performing Packet Switched Handover In A Mobile Communication System
US	US8942206		Method For Performing Packet Switched Handover In A Mobile Communication System

31

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Country	Number	Filing Date	Title
AU	AU200521289 3	14-02-05	Method And Computer Program For Controlling Radio Resources, User Equipment, Radio Network Controller, And Base Station
CN	CN200580010 576.5	14-02-05	Method And Computer Program For Controlling Radio Resources, User Equipment, Radio Network Controller, And Base Station
IN	IN261592	14-08-06	Method And Computer Program For Controlling Radio Resources, User Equipment, Radio Network Controller, And Base Station
JP	JP4551902	14-02-05	Method And Computer Program For Controlling Radio Resources, User Equipment, Radio Network Controller, And Base Station
EP	EP1779697	12-08-05	Communication System
IN	IN1569/DELN P/2007	27-02-07	Communication System
JP	JP4954073	12-08-05	Communication System
KR	KR927525	12-08-05	Communication System
CN	CN101044771	3-11-04	Inter-System Hand-Over Of A Mobile Terminal Operable With A First And A Second Radio Access Network
DE	DE602004021 646.1	3-11-04	Lack Of Channel Codings Implies A Handover
DK	DK1808029	3-11-04	Inter-System Hand-Over Of A Mobile Terminal Operable With A First And A Second Radio Access Network
EP	EP1808029	3-11-04	Inter-System Hand-Over Of A Mobile Terminal Operable With A First And A Second Radio Access Network
GB	GB1808029	3-11-04	Lack Of Channel Codings Implies A Handover
IN	2238/DELNP/ 2007	3-08-07	Inter-System Hand-Over Of A Mobile Terminal Operable With A First And A Second Radio Access Network
JP	JP4612050	3-11-04	Inter-System Hand-Over Of A Mobile Terminal Operable With A First And A Second Radio Access Network
KR	KR912629	3-11-04	Inter-System Hand-Over Of A Mobile Terminal Operable With A First And A Second Radio Access Network
MY	MY-142706-A	3-11-04	Inter-System. Hand-Over Of A Mobile Terminal Operable With A First And A Second Radio Access Network
PK	PK141924	24-08-05	Inter-System Hand-Over Of A Mobile Terminal Operable With A First And A Second Radio Access Network

32

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Country	Number	Filing Date	Title
RO	R01808029	3-11-04	Lack Of Channel Codings Implies A Handover
TW	1393462	18-10-05	Inter-System Hand-Over Of A Mobile Terminal Operable With A First And A Second Radio Access Network
US	US 8812000	3-11-04	Inter-System Hand-Over Of A Mobile Terminal Operable With A First And A Second Radio Access Network
EP	EP1842386	8-12-05	Downlink Data Optimization For Packet Switched Handover
RU	RU2405285	8-12-05	Optimisation Of Data Transfer Along Downlink In Process Of Service Transfer With Switching Of Packets
AP	AP2390	29-09-06	Method, Device, System And Software Product For Providing System Information To Enable Packet Switched Handover
CN	C_N101278589	29-09-06	Method, Device, System And Software Product For Providing System Information To Enable Packet Switched Handover
EP	EP1938648	29-09-06	Method, Device, System And Software Product For Providing System Information To Enable Packet Switched Handover
IN	IN1917/DELN P/2008	4=03-08	Method, Device, System And Software Product For Providing System Information To Enable Packet Switched Handover
JP	JP2009- 509448	29-09-06	Method, Device, System And Software Product For Providing System Information To Enable Packet Switched Handover
JP	JP 2013-21669
KR	KR10- 0992075	29-09-06	Method, Device, System And Software Product For Providing System Information To Enable Packet Switched Handover
PK	PK1286/2006		Method, Device, System And Software Product For Providing System Information To Enable Packet Switched Handover
TW	TW95136469	29-09-06	Method, Device, System And Software Product For Providing System Information To Enable Packet Switched Handover
US	US200700709 49	28-09-06	Method, Device, System And Software Product For Providing System Information To Enable Packet Switched Handover

33

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Country	Number	Filing Date	Title
US	US20130003705	13-09-12	Method, Device, System And Software Product For Providing System Information To Enable Packet Switched Handover
CN	CN1084985	24-11-95	Method For Indicating A Multi-Slot Channel In A TDMA Radio-System
ES	ES2113810	15-11-95	Signalling Channel And Channel Type For Use By Mobile
GB	GB2295525	3-11-95	Signalling Channel And Channel Type For Use By Mobile
NL	NL1001744	24-11-95	Signalling Channel And Channel Type For Use By Mobile
US	US6295286	4-08-97	Method For Indicating A Multi-Slot Channel In A TDMA Radio System
AU	AU716158	31-10-96	Data Transmission Method
EP	EP0858698	31-10-96	Data Transmission Method
US	US7420948	9-09-05	Data Transmission Method
US	US6970441	18-08-98	Data Transmission Method
EP	EP1044575	30-12-97	Broadband Cellular Network Device
US	US6859447	29-06-00	Broadband Cellular Network Device
AT	AT305709	30-03-99	Method Of Measuring Time Difference, And Radio System
AU	AU755890	30-03-99	Method Of Measuring Time Difference, And Radio System
CH	CH1068762	30-03-99	Method Of Measuring Time Difference, And Radio System
CN	CN99804679. 5	30-03-99	Method Of Measuring Time Difference, And Radio System
DE	DE69927492.3	30-03-99	Method Of Measuring Time Difference, And Radio System
EP	EP1068762	30-03-99	Method Of Measuring Time Difference, And Radio System
FR	FR1068762	30-03-99	Method Of Measuring Time Difference, And Radio System
GB	GB1068762	30-03-99	Method Of Measuring Time Difference, And Radio System
JP	JP4059626	30-03-99	Method Of Measuring Time Difference, And Radio System
NL	NL1068762	30-03-99	Tracking of Real Time and Observed Time Difference Values In Time
NO	N0325596	30-03-99	Method Of Measuring Time Difference, And Radio System
US	US6456237	29-09-00	Method Of Measuring Time Difference, And Radio System

34

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 3

Draft Letter to the United States District Court for the Southern District of New York

VIA ECF AND HAND DELIVERY

The Honorable Lewis A. Kaplan
United States Court House
500 Pearl St.
New York, NY 10007-1312

Re:	Vringo, Inc. v. ZTE Corp., et al., No. 14-cv-4988 ZTE Corp. v. Vringo, Inc., et al., No. 15-cv-0986

Dear Judge Kaplan:

We represent Vringo in the above-referenced matters. We write on behalf of all parties to inform the Court that the parties have agreed to a global settlement of all outstanding litigations between the parties, including the above-referenced matters. The parties will file a joint stipulation of dismissal by the end of the month. In the meantime, the parties write to inform the Court of the settlement to avoid any unnecessary burden on the Court’s resources.

Respectfully submitted,

Karl Geercken

Alston & Bird LLP
90 Park Avenue
New York, NY 10016

cc: counsel of record (via ECF and email)

35

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.